EXHIBIT 99.3


TOP 20 A3 Balloon Loans

DESCRIPTION                                      CONTRIBUTOR   CURRENT BALANCE   GROSS COUPON   NET COUPON   BALLOON   AMORT TYPE
----------------------------------------------   -----------   ---------------   ------------   ----------   -------   ----------
Two Renaissance Square                               PR          85,200,000.00        5.14000      5.10872        78     Bullet
Circuit City Headquarters                            BS          31,270,000.00        5.10500      5.05372        81     Bullet
AMLI Downtown Apartments                             WF          25,000,000.00        5.25000      5.21872        82   Amortizing
Courtyard Madison East                               MS          10,100,000.00        5.26000      5.22872        83   Amortizing
Golden Valley Office Park                            MS           7,200,000.00        5.16000      5.12872        84   Amortizing
5109 E. La Palma Ave.                                WF           3,788,401.32        5.41000      5.32872        81   Amortizing
Bell Plaza                                           BS           3,119,501.91        5.23400      5.18272        80   Amortizing
CVS Wilmington                                       BS           2,335,000.00        5.03400      4.98272        82     Bullet
Ehrlich Portfolio - Applebee's - Mount Vernon        BS           2,040,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Golden Corral - Lakeland         BS           1,600,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Black Eyed Pea - Plano           BS           1,490,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Tony Roma's - Jacksonville       BS           1,300,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Denny's - Virginia Beach         BS             990,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Jack in the Box - Hurst          BS             880,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Taco Bell - Macomb               BS             720,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Church's - San Antonio           BS             700,000.00        5.25000      5.19872        81     Bullet
Ehrlich Portfolio - Arby's - New Bern                BS             580,000.00        5.25000      5.19872        81     Bullet


DESCRIPTION                                      AMORT LOCKOUT DATE*    Loan ID    Property Type   DSCR    Balloon LTV
----------------------------------------------   -------------------   ---------   -------------   -----   -----------
Two Renaissance Square                                                    754666      Office         1.6         0.706
Circuit City Headquarters                                                  43397      Office        2.06          0.59
AMLI Downtown Apartments                               8/2007          310902837    Multifamily     1.39         0.734
Courtyard Madison East                                 9/2007          05-21427     Hospitality     2.11         0.699
Golden Valley Office Park                              10/2009         05-21746       Office        1.99         0.515
5109 E. La Palma Ave.                                                  620902887      Office        1.75         0.472
Bell Plaza                                                                 42114      Retail        1.81         0.511
CVS Wilmington                                                             41249      Retail        2.59          0.54
Ehrlich Portfolio - Applebee's - Mount Vernon                              43697      Retail        2.08         0.683
Ehrlich Portfolio - Golden Corral - Lakeland                               43697      Retail        2.08         0.683
Ehrlich Portfolio - Black Eyed Pea - Plano                                 43697      Retail        2.08         0.683
Ehrlich Portfolio - Tony Roma's - Jacksonville                             43697      Retail        2.08         0.683
Ehrlich Portfolio - Denny's - Virginia Beach                               43697      Retail        2.08         0.683
Ehrlich Portfolio - Jack in the Box - Hurst                                43697      Retail        2.08         0.683
Ehrlich Portfolio - Taco Bell - Macomb                                     43697      Retail        2.08         0.683
Ehrlich Portfolio - Church's - San Antonio                                 43697      Retail        2.08         0.683
Ehrlich Portfolio - Arby's - New Bern                                      43697      Retail        2.08         0.683


DESCRIPTION                                      Cut-Off Date LTV
----------------------------------------------   ----------------
Two Renaissance Square                                      0.706
Circuit City Headquarters                                    0.59
AMLI Downtown Apartments                                    0.792
Courtyard Madison East                                      0.754
Golden Valley Office Park                                   0.537
5109 E. La Palma Ave.                                       0.526
Bell Plaza                                                  0.606
CVS Wilmington                                               0.54
Ehrlich Portfolio - Applebee's - Mount Vernon               0.683
Ehrlich Portfolio - Golden Corral - Lakeland                0.683
Ehrlich Portfolio - Black Eyed Pea - Plano                  0.683
Ehrlich Portfolio - Tony Roma's - Jacksonville              0.683
Ehrlich Portfolio - Denny's - Virginia Beach                0.683
Ehrlich Portfolio - Jack in the Box - Hurst                 0.683
Ehrlich Portfolio - Taco Bell - Macomb                      0.683
Ehrlich Portfolio - Church's - San Antonio                  0.683
Ehrlich Portfolio - Arby's - New Bern                       0.683


*NOTE - AMORT LOCKOUT DATE REPRESENTS THE DATE THROUGH WHICH THE LOAN DOESN'T AMORTIZE.



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